Exhibit 10.1

                          SECURITIES PURCHASE AGREEMENT


     SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of August 11, 1997, by and among Pacific Aerospace & Electronics, Inc., a Washington corporation, with headquarters located at 434 Olds Station Road, Wenatchee, Washington 98801 (the "Company"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "Buyer" and collectively, the "Buyers").

     WHEREAS:

     A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

     B. Buyers desire to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, convertible notes of the Company, in the form attached hereto as Exhibit A, in the aggregate principal amount of $5,800,000 (together with any convertible notes issued in replacement thereof in accordance with the terms thereof, the "Notes"), which shall be convertible into shares of the Company's Common Stock, par value $.001 per share (the "Common Stock") (as converted the "Conversion Shares"), in accordance with the terms of the Notes;

     C. Each Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such Notes in the respective principal amounts set forth opposite each Buyer's name on the Schedule of Buyers; and

     D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit B (the "Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

     NOW THEREFORE, the Company and the Buyers (severally and not jointly) hereby agree as follows:

     1. PURCHASE AND SALE OF NOTES.

          a. Purchase of Notes. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer and each Buyer shall purchase from the Company Notes, in the respective principal

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amounts set forth opposite each Buyer's name on the Schedule of Buyers (the
"Closing"). The aggregate purchase price (the "Purchase Price") of the Notes shall be $5,800,000.

          b. Closing Date. The date and time of the Closing (the "Closing Date") shall be 10:00 a.m. Central Standard Time, within five (5) business days following the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyers). The Closing shall occur on the Closing Date at the offices of Katten Muchin & Zavis, 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661-3693.

          c. Form of Payment. On the Closing Date, (i) each Buyer shall pay the purchase price to the Company for the Notes to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and (ii) the Company shall deliver to each Buyer Notes in a principal amount equal to the Purchase Price paid by such Buyer (as indicated opposite such Buyer's name on the Schedule of Buyers), duly executed on behalf of the Company and registered in the name of such Buyer or its designee (the "Note Certificates").

     2. BUYER'S REPRESENTATIONS AND WARRANTIES.

     Each Buyer severally represents and warrants with respect to only itself that:

          a. Investment Purpose. Such Buyer (i) is acquiring the Notes and (ii) upon conversion of the Notes, will acquire the Conversion Shares then issuable, for its own account, and not as a nominee or agent, for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any Notes or Conversion Shares for any minimum or other specific term and reserves the right to dispose of Notes and Conversion Shares at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Such Buyer has not entered into any contract, undertaking, agreement or arrangement (other than this Agreement, the Registration Rights Agreement and any other agreement entered into by Buyer and the Company in connection herewith) with any person or entity with respect to the sale of any Notes or Conversion Shares.

          b. Investor Status. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D. Such Buyer is not a "broker" or "dealer" as those terms are defined in Section 3 of the Securities Exchange Act of 1934, as amended.

          c. Reliance on Exemptions. Such Buyer understands that the Notes and the Conversion Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance

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with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities.

          d. Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Notes and the Conversion Shares which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. Such Buyer understands that its investment in the Notes and the Conversion Shares involves a high degree of risk, and such Buyer acknowledges that it is able to bear the financial risks associated with an investment in the Notes, including the loss of its entire investment. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Notes and the Conversion Shares.

          e. No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Notes or the Conversion Shares or the fairness or suitability of the investment in the Notes or the Conversion Shares nor have such authorities passed upon or endorsed the merits of the offering of the Notes or the Conversion Shares.

          f. Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Notes and the Conversion Shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto); (ii) any sale of such securities made in reliance on Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

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          g. Legends. Such Buyer understands that the certificates or other instruments representing the Notes and, until such time as the resale of the Conversion Shares has been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares, except as set forth below, shall bear a restrictive legend in substantially the following form in addition to any legends required by applicable blue sky laws (and a stop-transfer order may be placed against transfer of such stock certificates):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Notes or the Conversion Shares upon which it is stamped, if, unless otherwise required by state securities laws, (i) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company and its counsel, to the effect that a public sale, assignment or transfer of the Notes or the Conversion Shares may be made without registration under the 1933 Act or applicable blue sky law, or (ii) such holder provides the Company with reasonable assurances (including, except with respect to a sale pursuant to Rule 144(k), an opinion of counsel in a form reasonably acceptable to the Company and its counsel) that the Notes or the Conversion Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold. Each Buyer acknowledges, covenants and agrees to sell the Notes and the Conversion Shares only pursuant to (i) a registration statement effective under the 1933 Act, or
(ii) advice of counsel that such sale is exempt from registration required by
Section 5 of the 1933 Act. The certificates representing Conversion Shares shall also bear the following legends:

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A REGISTRATION RIGHTS AGREEMENT BETWEEN THE HOLDER AND THE COMPANY DATED AS OF AUGUST 8, 1997, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. THE SHARES MAY NOT BE TRANSFERRED WITHOUT A

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     NOTICE FROM THE COMPANY THAT THE TRANSFER IS PERMITTED.

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE THE SUBJECT OF A REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND MAY BE TRANSFERRED ONLY ON CONFIRMATION FROM THE COMPANY, THAT SUCH REGISTRATION IS EFFECTIVE AS OF THE DATE OF TRANSFER AND MADE IN COMPLIANCE WITH THE PROSPECTUS DELIVERY REQUIREMENTS OR RULES PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ON RECEIPT OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION AND PROSPECTUS DELIVERY ARE NOT REQUIRED.

After the effectiveness of the Registration Statement contemplated in the Registration Rights Agreement, and subject to any Grace Periods (as defined therein), all of the foregoing legends will be removed from certificates representing shares transferred in resale transactions covered by the Registration Statement.

          h. Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

          i. Residency. Such Buyer is a resident of that country specified in its address on the Schedule of Buyers.

          j. Organization. Such Buyer is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to enter into this Agreement, to perform its obligations hereunder, to own its respective properties and to carry on its respective business as now being conducted.

          k. No Conflicts. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by such Buyer and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the charter or by-laws of such Buyer or
(ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which such Buyer is a party.


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     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to each of the Buyers that:

          a. Organization and Qualification. The Company and its subsidiaries (a complete list of which is set forth in Schedule 3(a)) are corporations duly organized and validly existing under the laws of the State of Washington and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results or operations or financial condition of the Company and its subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith.

          b. Authorization; Enforcement; Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Registration Rights Agreement, and to issue the Notes and the Conversion Shares in accordance with the terms hereof and thereof,
(ii) the execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Notes and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement has been, and the Notes and the Registration Rights Agreement will be, duly executed and delivered by the Company, and (iv) this Agreement constitutes, and upon execution the Notes and the Registration Rights Agreement will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

          c. Capitalization. As of the date hereof, the authorized capital stock of the Company and the shares thereof issued and outstanding, are as set forth on Schedule 3(c). All of the shares shown as outstanding on Schedule 3(c) have been validly issued and are fully paid and nonassessable. Except as disclosed in
Schedule 3(c), no shares of Common Stock or preferred stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in Schedule 3(c), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to

                                      -6-
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issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities, (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement) and (iv) there are no outstanding securities of the Company or its subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or any of its subsidiaries. Except as disclosed in Schedule 3(c), there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Notes or the Conversion Shares as described in this Agreement. The Company has furnished to the Buyer true and correct copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "Articles of Incorporation"), and the Company's Bylaws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

          d. Issuance of Securities. The Conversion Shares are duly authorized and, upon issuance in accordance with the terms hereof and of the Notes, shall be (i) validly issued, fully paid and non-assessable, (ii) free from all taxes, liens and charges with respect to the issue thereof and (iii) not subject to preemptive or similar rights of stockholders of the Company. Sufficient shares of Common Stock have been duly authorized and reserved for issuance upon conversion of the Notes.

          e. No Conflicts. Except as disclosed in Schedule 3(e), the execution, delivery and performance of this Agreement, the Notes and the Registration Rights Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Conversion Shares) will not (i) result in a violation of the Articles of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Except as disclosed in
Schedule 3(e), neither the Company nor its subsidiaries is (i) in violation of any term of or in default under its Articles of Incorporation, Certificate of Designation, Preferences and Rights of any outstanding series of preferred stock or By-laws or their organizational charter or by-

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laws, respectively, or (ii) in violation in any material respect of any term of or in default under any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance, regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, the Notes or the Registration Rights Agreement in accordance with the terms hereof or thereof. Except as disclosed in Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company is not in violation of the listing requirements of the Nasdaq National Market ("Nasdaq") as in effect on the date of this Agreement and the date of Closing and does not reasonably anticipate that the Common Stock will be delisted from Nasdaq in the foreseeable future.

          f. SEC Documents; Financial Statements. Since July 1, 1996, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company has delivered to each Buyer or its representative true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer which is not included in the SEC Documents, including, without limitation,

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information referred to in Section 2(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

          g. Absence of Certain Changes. Except as disclosed in Schedule 3(g), since May 31, 1997 there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition or results of operations of the Company or its subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law, nor does the Company or any of its subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

          h. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a material adverse effect on the transactions contemplated hereby, (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement, the Notes or any of the documents contemplated herein or (iii), except as expressly set forth in the SEC Documents or in Schedule 3(h), have a material adverse effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

          i. Acknowledgment Regarding Buyers' Purchase of Notes. The Company acknowledges and agrees that each of the Buyers is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any of the Buyers or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer's purchase of the Notes or the Conversion Shares. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

          j. No Undisclosed Material Events, Liabilities, Developments or Circumstances. No material event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its subsidiaries or their respective business, properties, prospects, operations or financial condition, which has not been publicly announced or disclosed to the Buyers.

          k. No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general

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solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Notes or the Conversion Shares.

          l. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Notes or the Conversion Shares under the 1933 Act or cause this offering of Notes and the Conversion Shares to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of Nasdaq.

          m. Employee Relations. Neither the Company nor any of its subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

          n. Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth on Schedule 3(n), none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or are expected to expire or terminate in the near future. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

          o. Environmental Laws. Except as set forth on Schedule 3(o), the Company and its subsidiaries are (i) in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses

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or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance in all material respects with all terms and conditions of any such permit, license or approval.

          p. Title. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(p) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

          q. Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

          r. Regulatory Permits. Except as set forth on Schedule 3(o), the Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

          s. Internal Accounting Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          t. No Materially Adverse Contracts, Etc. Neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

          u. Tax Status. Except as set forth on Schedule 3(u), the Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

          v. Certain Transactions. Except as set forth on Schedule 3(v) and in the SEC Documents and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed on Schedule 3(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          w. Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Notes will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes in accordance with this Agreement and the Notes is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

     4. COVENANTS.

          a. Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

          b. Form D. The Company agrees to file a Form D with respect to the Notes and the Conversion Shares as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Notes and the Conversion Shares for, or obtain exemption for the Notes and the Conversion Shares for, sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

          c. Reporting Status. Until the earlier of (i) the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Conversion Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which
(A) the Investors shall have sold all the Conversion Shares and (B) none of the Notes is outstanding (the "Registration Period"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

          d. Use of Proceeds. The Company will use the proceeds from the sale of the Notes for substantially the same purposes and in substantially the same amounts as indicated in Schedule 4(d).

          e. Financial Information. The Company agrees to send the following to each Investor (as that term is defined in the Registration Rights Agreement) during the Registration Period: (i) within five (5) days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements or amendments filed pursuant to the 1933 Act; (ii) within one (1) business day after release thereof, copies of all press releases issued by the Company or any of its subsidiaries and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

          f. Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, a number of shares of Common Stock sufficient to provide for the issuance of the Conversion Shares.

          g. Compliance with Section 9 of the 1934 Act. For so long as a Buyer holds Notes or Conversion Shares, such Buyer shall comply with the provisions of
Section 9 of the 1934 Act with respect to the Company's Common Stock.

          h. Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system (including Nasdaq), if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of this Agreement and the Registration Rights Agreement. The Company shall maintain the Common Stock's authorization for quotation on Nasdaq, The New York Stock Exchange, Inc. or The American Stock Exchange, Inc. ("AMEX"). The Company shall promptly provide to each Buyer copies of any notices it receives from Nasdaq regarding the continued eligibility of the Common Stock for listing on Nasdaq. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(h).

          i. Expenses. Subject to Section 9(l) below, at the Closing, the Company shall pay to the Buyers or their designee(s) the lesser of (i) $10,000 and (ii) one-third of the Buyers' legal fees as shown on an itemized accounting provided by Buyers to the Company.

          j. Corporate Existence. So long as any Notes remain outstanding, the Company shall not directly or indirectly (i) consummate any merger, reorganization, restructuring, consolidation or similar transaction by or involving the Company except a merger or consolidation where the Company is the survivor or (ii) consummate any sale of all or substantially all of the assets of the Company or the assets or stock of any of its material subsidiaries or any similar transaction or related transactions which effectively results in a sale of all or substantially all of the assets of the Company and/or its subsidiaries.

          k. Transactions With Affiliates. So long as (i) any Notes are outstanding or (ii) any Buyer owns Conversion Shares with a market value equal to or greater than $1.0 million, the Company shall not, and shall cause each of its subsidiaries not to, enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any subsidiary's officers, directors, person who were officers or directors at any time during the previous two years, stockholders who beneficially own 5% or more of the Common Stock, or affiliates or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each a "Related Party"), except for (a) customary employment or consulting arrangements and benefit programs on reasonable terms, (b) any agreement, transaction, commitment or arrangement on an arms-length basis on terms no less favorable to the Company than terms which would have been obtainable from a person other than such Related Party, or (c) any agreement, transaction, commitment or arrangement which is approved by a majority of the disinterested directors of the Company. For purposes hereof, any director who is also an officer of the Company or any subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment or arrangement. "Affiliate" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a 5% or more equity interest in that person or entity, (ii) has 5% or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity. "Control" or "controls" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

     5. TRANSFER AGENT INSTRUCTIONS.

          Prior to the Closing, the Company will issue to the transfer agent for the Common Stock the instructions in the form attached hereto as Exhibit E (the "Transfer Agent Instructions").

     6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

          The obligation of the Company hereunder to issue and sell the Notes to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

          a. Such Buyer shall have executed this Agreement and the Registration Rights Agreement and delivered the same to the Company.

          b. Such Buyer shall have delivered to the Company the Purchase Price for the Notes being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

          c. The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date, and the Company shall have received a certificate from each Buyer to that effect.

          d. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement or the Registration Rights Agreement.

          e. No action, suit, investigation or proceeding before or by any arbitrator or any governmental authority shall have been commenced or threatened against the Company or any of its subsidiaries, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement or the Registration Rights Agreement.

     7. CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

          The obligation of each Buyer hereunder to purchase the Notes at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

          a. The Company shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to such Buyer.

          b. The Common Stock shall be authorized for quotation on Nasdaq, The New York Stock Exchange, Inc. or AMEX; and, trading in the Common Stock shall not have been suspended by the SEC, The Nasdaq Stock Market, Inc., The New York Stock Exchange, Inc. or AMEX.

          c. The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect, including updates to Section 3 above as may be reasonably requested by such Buyer including, without limitation, an update as of the Closing Date regarding the representation contained in Section 3(c) above.

          d. Such Buyer shall have received the opinion of the Company's counsel dated as of the Closing Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit C attached hereto.

          e. The Company shall have executed and delivered to such Buyer the Notes (in such denominations as such Buyer shall request) being purchased by such Buyer at the Closing.

          f. The Board of Directors of the Company shall have adopted the resolutions in substantially the form of Exhibit D attached hereto.

          g. As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, sufficient shares of Common Stock to provide for the issuance of the Conversion Shares upon conversion of the Notes.

          h. The Transfer Agent Instructions, in the form of Exhibit E attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

          i. The Company shall have delivered a certificate evidencing the incorporation and existence of the Company and each subsidiary in the State of Washington issued by the Secretary of State of the State of Washington as of a date within 10 days of the Closing.

          j. The Company shall have delivered certified copies of its Articles of Incorporation and bylaws, each as in effect at the Closing.

          k. The Company shall have delivered such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

     8. INDEMNIFICATION. In consideration of each Buyer's execution and delivery of this Agreement and acquiring the Notes and the Conversion Shares hereunder and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of Notes or the Conversion Shares and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnities") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Notes or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Notes or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Indemnitees, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Notes or the status of such Buyer or holder of the Notes or the Conversion Shares as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     Each Buyer, severally and not jointly agrees to protect, indemnify and hold harmless the Company and its subsidiaries, and all of their officers, directors and employees, from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities, damages and expenses incurred by them as a result of, or arising out of, or relating to any misrepresentations or breach of any warranty or covenant contained in this

Agreement or the Registration Rights Agreement.

     9. GOVERNING LAW; MISCELLANEOUS.

          a. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws.

          b. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

          c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

          e. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

          f. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one
(1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

     If to the Company:

          Pacific Aerospace & Electronics, Inc.
          434 Olds Station Road
          Wenatchee, Washington 98801
          Telephone:     (509) 664-8000
          Facsimile:     (509) 664-6868
          Attention:     President
          Attention:     Vice President/General Counsel

     With a copy to:

          Stoel Rives LLP
          600 University Street, Suite 3600
          Seattle, Washington 98101
          Telephone:     (206) 624-0900
          Facsimile:     (206) 386-7500
          Attention:     L. John Stevenson, Jr., Esq.

     If to the Transfer Agent:

          Interwest Transfer Co., Inc.
          1981 E. Murray-Holladay Road
          P.O. Box 17136
          Salt Lake City, Utah 84117
          Telephone:     (801) 272-9294
          Facsimile:     (801) 277-3147
          Attention:     Ms. Melinda Orth

     If to a Buyer, to its address and facsimile number on the Schedule of Buyers, with copies to such Buyer's counsel as set forth on the Schedule of Buyers. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

          g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer including by merger or consolidation, except as expressly provided in Section 4(j) hereof. A Buyer may assign some or all of its rights hereunder without the consent of the Company, provided, however, that any such assignment shall not release such Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption.

          h. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          i. Survival. Unless this Agreement is terminated under Section 9(l), the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in Section 8, shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

          j. Publicity. The Company and each Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although each Buyer shall be provided with a copy of any such press release or other public disclosure prior to its release and shall be provided with a copy of any 1934 Act filings providing public disclosure with respect to such transactions in accordance with
Section 4(e)).

          k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          l. Termination. In the event that the Closing shall not have occurred with respect to a Buyer on or before five (5) business days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 9(l), the Company shall remain obligated to reimburse the Buyers for the expenses described in Section 4(i) above.

          m. Placement Agent. The Company acknowledges that it has engaged a placement agent in connection with the sale of the Notes. The Company shall be responsible for the payment of any placement agent's fees relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out of pocket expenses) arising in connection with any such claim.

          n. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.


COMPANY:                                BUYERS:

PACIFIC AEROSPACE &                     NELSON PARTNERS
  ELECTRONICS, INC.


By:/s/ DONALD A. WRIGHT                 By:/s/ANNE DUPUY
   --------------------------------        ------------------------------------
   Name:  Donald A. Wright                 Name:  Anne Dupuy
   Its:   President                        Its:   Officer


                                        OLYMPUS SECURITIES, LTD.


                                        By:/s/ ANNE DUPUY
                                           ------------------------------------
                                           Name:  Anne Dupuy
                                           Its:   Alternate Director

                               SCHEDULE OF BUYERS



                                                                                 Principal
                                                Investor Address                 Amount of          Investor's Representatives'
          Investor Name                       and Facsimile Number                 Notes               Address and Facsimile
---------------------------------    ---------------------------------------   -------------    -------------------------------

Nelson Partners                      c/o  Leeds Management Services             $2,610,000      Citadel Investment Group, L.L.C.
                                     129 Front Street, 5th Floor                                225 West Washington Street
                                     Hamilton HM12 Bermuda                                      Chicago, Illinois 60606
                                     Attn:  Anne Dupuy                                          Attention: Malcolm Fairbairn
                                     Facsimile: (441) 292-2239                                             Kenneth C. Griffin
                                                                                                Facsimile: (312) 368-4347

                                                                                                Katten Muchin & Zavis
                                                                                                525 West Monroe Street, #1600
                                                                                                Chicago, Illinois  60661-3693
                                                                                                Attention: Robert J. Brantman, Esq.
                                                                                                           Marguerite M. Elias, Esq.
                                                                                                Facsimile: (312) 902-1061

Olympus Securities, Ltd.             c/o  Leeds Management Services             $3,190,000      Citadel Investment Group, L.L.C.
                                     129 Front Street, 5th Floor                                225 West Washington Street
                                     Hamilton HM12 Bermuda                                      Chicago, Illinois  60606
                                     Attn:  Anne Dupuy                                          Attention:  Malcolm Fairbairn
                                     Facsimile: (441) 292-2239                                              Kenneth C. Griffin
                                                                                                Facsimile: (312) 368-4347

                                                                                                Katten Muchin & Zavis
                                                                                                525 West Monroe Street, #1600
                                                                                                Chicago, Illinois  60661-3693
                                                                                                Attention: Robert J. Brantman, Esq.
                                                                                                           Marguerite M. Elias, Esq.
                                                                                                Facsimile: (312) 902-1061


                                  SCHEDULE 3(a)

                                  Subsidiaries

                                  SCHEDULE 3(c)

                                 Capitalization

                                  SCHEDULE 3(e)

                                    Conflicts

                                  SCHEDULE 3(g)

                                Material Changes

                                  SCHEDULE 3(h)

                                   Litigation

                                  SCHEDULE 3(n)

                              Intellectual Property

                                  SCHEDULE 3(p)

                                      Liens

                                  SCHEDULE 3(u)

                                   Tax Status

                                  SCHEDULE 3(v)

                              Certain Transactions

                                  SCHEDULE 4(d)

                                 Use of Proceeds